UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑           Preliminary Proxy Statement
☐           Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12

   Sino-Bon Entertainment, Inc.

                (Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐  No fee required.

☑           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)           Title of each class of securities to which transaction applies:
N/A

2)           Aggregate number of securities to which transaction applies:
N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The underlying value of the transactions is based upon the sale prices of the Company’s two subsidiaries, Jiangsu Danbom Electronic Technology Co. Ltd. for $1,747,613 and Jiangsu Danbom Mechanical & Electrical Co. Ltd. for $7,009,517.

4)           Proposed maximum aggregate value of transaction:
$8,757,130

5)           Total fee paid:
$1003.57

☐            Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

       4)           Date Filed:

SINO-BON ENTERTAINMENT, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS May ___, 2012

A Special Meeting of Shareholders of Sino-Bon Entertainment, Inc., a Nevada corporation, will be held at 8:00 a.m., local time, on June ___, 2012, at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814 for the following purposes:

1.           To authorize, by holders of a majority of the Company’s outstanding shares of common stock entitled to vote, voting together as a single class, the transactions contemplated by the Danbom ET Equity Transfer Agreement, dated as of April 27, 2012, which we refer to as the “Danbom ET Sale Transaction,” in this proxy statement, and approve the Equity Transfer Agreement by and among Sino-Bon Entertainment, Inc.’s indirect subsidiary, Atlantic Investment (Group) Limited, Zhenjiang Renxin Management Consulting Co., Ltd., and Mr. Yuan Qihong, pursuant to which Atlantic Investment (Group) Limited will sell, transfer and assign to Mr. Yuan Qihong and Zhenjiang Renxin Management Consulting Co., Ltd., all of its equity ownership in Jiangsu Danbom Electronic Technology Co. Ltd., a Chinese operating subsidiary of Sino-Bon Entertainment, Inc.

2.           To authorize, by holders of a majority of the Company’s outstanding shares of common stock entitled to vote, voting together as a single class, the transactions contemplated by the Danbom M&E Equity Transfer Agreement, dated as of April 27, 2012, which we refer to as the “Danbom M&E Sale Transaction,” in this proxy statement, and approve the Equity Transfer Agreement by and among Sino-Bon Entertainment, Inc.’s indirect subsidiary, Atlantic Investment (Group) Limited and Mr. Yuan Qihong, pursuant to which Atlantic Investment (Group) Limited will sell, transfer and assign to Mr. Yuan Qihong, all of its equity ownership in Jiangsu Danbom Mechanical & Electrical Co. Ltd., a Chinese operating subsidiary of Sino-Bon Entertainment, Inc.

3.           To transact such other business as may properly come before the special meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only shareholders of record at the close of business on April 25, 2012 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.  You are urged to read the accompanying proxy statement, including all documents incorporated by reference into the accompanying proxy statement, and its annexes carefully and in their entirety.

All shareholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card.  You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

WANG JUNYONG
Chief Executive Officer

Jiangsu Province, China
May ___, 2012

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S SECRETARY, BY FILING

A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these transactions or passed upon the merits or fairness of these transactions or the adequacy or accuracy of the disclosure in the enclosed proxy statement. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
PROXY STATEMENT: VOTING AND OTHER MATTERS	1
SUMMARY	3
PROPOSAL ONE: TO AUTHORIZE THE DANBOM ET SALE TRANSACTION AND APPROVE THE DANBOM ET AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN	6
PROPOSAL TWO: TO AUTHORIZE THE DANBOM M&E SALE TRANSACTION AND APPROVE THE DANBOM M&E AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN	11
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND OFFICERS	16
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS	17
OTHER MATTERS	17
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION	17

ATTACHMENT A: EQUITY TRANSFER AGREEMENT - DANBOM ET

ATTACHMENT B: EQUITY TRANSFER AGREEMENT - DANBOM M&E

ATTACHMENT C: PROFORMA FINANCIAL STATEMENTS

SINO-BON ENTERTAINMENT, INC.
P.O. Box 031-088, Shennan Zhong Road
Shenzhen City, China 518031
Phone: 0086-755-23990959

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of Sino-Bon Entertainment, Inc., a Nevada corporation (“we,” “our,” “us,” or the “Company”), by our Board of Directors (the “Board”) for use at our Special Meeting of Shareholders to be held at 8:00 a.m. local time on June [    ], 2012, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice.  The meeting will be held at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814.

These proxy solicitation materials were first distributed on or about May [   ], 2012 to all shareholders entitled to vote at the meeting.  As used in this Proxy Statement, the terms “we,” “us,” “our,” or the “Company” refer to Sino-Bon Entertainment, Inc.

Voting Securities and Voting Rights

Our authorized capital stock consists of 100,000,000 shares of common stock at a par value of $0.001 per share.  Holders of common stock are entitled to one vote per share.  They are not entitled to cumulative voting rights.

Shareholders of record at the close of business on April 25, 2012 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.  On the record date, there were issued and outstanding 50,000,000 shares of our common stock, par value $0.001 per share.  Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting.  Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to authorize the Danbom  ET Sale Transaction and the Danbom M&E Sale Transaction, and approve our entrance into the Danbom ET Agreement and the Danbom M&E Agreement, and the transactions contemplated therein.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present.  The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote.  If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted.  If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian.  If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.”  Uninstructed shares will be considered as present but not entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed.  If no specification is indicated, the shares will be voted (1) to authorize the Danbom ET Sale Transaction and approve our entrance into the Danbom ET Agreement and the transactions contemplated therein; (2) to authorize the Danbom M&E Sale Transaction and approve our entrance into the Danbom M&E Agreement and the transactions contemplated therein; and (3) as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.  The written notice of revocation or duly executed proxy bearing a later date should be addressed to Secretary, Sino-Bon Entertainment, Inc., P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, China 518031.

Solicitation

This proxy is solicited on behalf of our Board.  We will pay for this solicitation.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners.  Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Current Report and Other Matters

Our Current Report on Form 8-K discussing our reverse merger transaction, filed on May 7, 2010, which was made available to shareholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at www.sec.gov, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

We will provide, without charge, a printed copy of our Current Report on Form 8-K filed on May 7, 2010 with the SEC to each shareholder of record as of the record date that requests a copy in writing.  Any exhibits listed in the Form 8-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits.  Any such requests should be directed to our Company’s secretary at our executive offices set forth in this proxy statement.

Summary

The discussion below is qualified in its entirety by reference to the full text of the Danbom ET Equity Transfer Agreement and the Danbom M&E Equity Transfer Agreement, which are enclosed herein as Attachment A and Attachment B, respectively.   In addition, this summary highlights selected information from this proxy statement.  It may not contain all of the information that is important to you.  Moreover, this summary is qualified in its entirety by reference to the more detailed information contained elsewhere in this proxy statement, including the attachments hereto. You are urged to read carefully this entire proxy statement and the other documents referred to in this proxy statement in order to fully understand the Danbom ET Equity Transfer Agreement, the Danbom M&E Equity Transfer Agreement,  the Danbom ET Sale Transaction, and the Danbom M&E Sale Transaction, and the related transactions. Each item in this summary refers to the pages of this proxy statement on which that subject is discussed in more detail.

•	Overview of Danbom ET Sale Transaction - See page 6

In accordance with the Danbom ET Sale Agreement, Atlantic Investment agreed to sell, transfer and assign to Mr. Yuan and Zhenjiang, all of Atlantic Investment’s equity ownership in Jiangsu Danbom Electronic Technology Co. Ltd. (“Danbom ET”) for RMB11,000,000 (US$1,747,613).  Danbom ET is a PRC operating subsidiary of the Company engaged in the design, manufacturing, research and development of entertainment equipment, namely computer control panels for use in automatic Mahjong tables, and the retail and wholesale sale of such entertainment equipment. The purchase price was based upon an independent valuation appraisal report commissioned by the Company’s Board and is payable within six months of the execution of the Danbom ET Agreement.

•	Overview of Danbom M&E Sale Transaction - See page 11

In accordance with the Danbom M&E Sale Agreement, Atlantic Investment agreed to sell, transfer and assign to Mr. Yuan, all of Atlantic Investment’s equity ownership in Jiangsu Danbom Mechanical & Electrical Co. Ltd. (“Danbom M&E”) for RMB44,120,000 (US$7,009,517).  Danbom M&E is a PRC operating subsidiary of the Company engaged in the design, manufacturing, research and development of entertainment equipment, namely automatic Mahjong tables, and the retail and wholesale sale of such entertainment equipment. The purchase price was based upon an independent valuation appraisal report commissioned by the Company’s Board and is payable within six months of the execution of the Danbom M&E Agreement.

•	Conditions to Close Danbom ET Sale Transaction - See page 9

In accordance with the Danbom ET Agreement, the Company’s Board has approved the terms of the contemplated Danbom ET Sale Transaction subject to and contingent upon receipt of approval from the Company’s shareholders at a duly called and noticed special meeting of shareholders to be held as soon as practicable.  In addition, the closing of the Danbom ET Sale Transaction is subject to approval from the PRC Ministry of Commerce and completion of registration of the equity transfer to Mr. Yuan and Zhenjiang with the PRC State Administration for Industry and Commerce.

•	Conditions to Close Danbom M&E Sale Transaction - See page 13

In accordance with the Danbom M&E Agreement, the Company’s Board has approved the terms of the contemplated Danbom M&E Sale Transaction subject to and contingent upon receipt of approval from the Company’s shareholders at a duly called and noticed special meeting of shareholders to be held as soon as practicable.  In addition, the closing of the Danbom M&E Sale Transaction is subject to approval from the PRC Ministry of Commerce and completion of registration of the equity transfer to Mr. Yuan Zhenjiang with the PRC State Administration for Industry and Commerce.

•	Material Terms of Danbom ET Agreement - See page 7

•	Material Terms of the Danbom M&E Agreement - See page 12

•	Required Vote

     The affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to approve the Danbom ET Sale Transaction and the Danbom M&E Sale Transaction, and approve our entrance into the Danbom ET Agreement and the Danbom M&E Agreement, and the respective transactions contemplated therein.

•	Company Information

Our principal executive offices are located at  P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, China 518031 and our phone number is 0086-755-23990959.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward looking statements” that are intended to be covered by the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Representatives of the company may also make forward-looking statements. Forward-looking statements are statements that are not historical facts, and are identified by words such as “expect,” “believe,” “predict,” “anticipate,” “contemplate,” “will,” “may,” “might,” “continue,” “plan,” “estimate,” “objective,” “intend,” “project,” “budget,” “forecast,” “can,” “could,” “should,” “would,” “likely,” “potential” and similar expressions. These statements include, but are not limited to, statements about the expected costs and benefits of the Danbom ET Sale Transaction and the Danbom M&E Sale Transaction,, the authorization of the Danbom ET Sale Transaction and the Danbom M&E Sale Transaction, the adoption of the Danbom ET Equity Transfer Agreement and Danbom M&E Equity Transfer Agreement by the Company’s shareholders, the satisfaction of the closing conditions to the Danbom ET Sale Transaction and the Danbom M&E Sale Transaction, the timing of the completion of the Danbom ET Sale Transaction and the Danbom M&E Sale Transaction, and the Company’s plans, objectives and expectations after the completion of the transactions.  Forward-looking statements are not guarantees of performance.  These statements are based upon the current beliefs and expectations of management of the Company and are subject to numerous risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or anticipated.  The following factors, among others, could cause such differences:

•	the occurrence of any effect, event, development or change that could give rise to the termination of the Danbom ET Sale Transaction and/or the Danbom M&E Sale Transaction;

•	the outcome of any legal proceedings instituted against the Company and others relating to Danbom ET Sale Transaction and/or the Danbom M&E Sale Transaction;

•
the inability to complete the Danbom ET Sale Transaction and/or the Danbom M&E Sale Transaction due to the failure to obtain the requisite approval by the Company’s shareholders, as applicable, or the failure to satisfy other conditions to completion of the Danbom ET Sale Transaction and/or the Danbom M&E Sale Transaction;

You are cautioned not to place undue reliance on the forward-looking statements made in this proxy statement or by representatives of the Company. These statements speak only as of the date hereof, or, in the case of statements made by representatives of the Company, on the date those statements are made. All subsequent written and oral forward-looking statements concerning the transactions or any other matter addressed in this proxy statement and attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company expressly disclaims any obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of any unanticipated events.

PROPOSAL ONE

PROPOSAL TO AUTHORIZE THE DANBOM ET SALE TRANSACTION AND TO APPROVE THE DANBOM ET EQUITY TRANSFER AGREEMENT PURSUANT TO WHICH ATLANTIC INVESTMENT (GROUP) LIMITED WILL SELL ALL OF ITS EQUITY INTEREST IN JIANGSU DANBOM ELECTRICAL TECHNOLOGY CO., LTD. TO MR. YUAN QIHONG AND ZHENJIANG RENXIN MANAGEMENT CONSULTING CO., LTD.

Overview

On April 27, 2012, the Company’s Board of Directors (“Board”) approved, subject to receiving shareholder approval, the Danbom ET Sale Transaction and the Company’s entrance, through its indirect subsidiary Atlantic Investment (Group) Limited, into the Danbom ET Equity Transfer Agreement dated April 27, 2012 (the “Danbom ET Agreement”) by and among Mr. Yuan Qihong, Zhenjiang Renxin Management Consulting Co., Ltd. (“Zhenjiang”), and Atlantic Investment (Group) Limited (“Atlantic Investment”) and the transactions related thereto.

In accordance with the Danbom ET Agreement, Atlantic Investment agreed to sell, transfer and assign to Mr. Yuan and Zhenjiang all of Atlantic Investment’s equity ownership in Jiangsu Danbom Electronic Technology Co. Ltd. (“Danbom ET”), a wholly foreign owned subsidiary of Atlantic Investment and a limited liability company incorporated under the laws of the People’s Republic of China (“PRC”), for RMB11,000,000 (US$1,747,613) (the “Danbom ET Sale Transaction”).  Mr. Yuan will receive 4.5% of the equity interest in Danbom ET and Zhenjiang will receive 95.5% of the equity interest in Danbom ET.

Danbom ET is a PRC operating subsidiary of the Company engaged in the design, manufacturing, research and development of entertainment equipment, namely automatic Mahjong tables, and the retail and wholesale sale of such entertainment equipment. The purchase price was based upon an independent valuation appraisal report commissioned by the Company’s Board and is payable within six months of the execution of the Danbom ET Agreement.

Information about the Parties to the Danbom ET Sale Transaction

Atlantic Investment (Group) Limited (“Atlantic Investment”)

Atlantic Investment was established in Hong Kong on September 4, 2009.  The Company currently owns 100% of Atlantic Investment.  Mr. Wang Junyong, our Chief Executive Officer and a member of our Board of Directors, currently serves as the sole director of Atlantic Investment.  On March 3, 2010, the local government of the People’ Republic of China (“PRC”) issued certificates of approval regarding the foreign ownership of Danbom ET by Atlantic Investment.  The principal executive offices of Atlantic Investment are located at Unit B, 8/F, Wing Yee Commercial Building, 5 Wing Kut Street, Sheung Wan, Hong Kong.  The telephone number for Atlantic Investment is 025-85818002.

Mr. Yuan Qihong

Mr. Yuan Qihong is a PRC domiciled individual.  His address is 30 Building 5, Yizhu Garden, Yongmei Villa, Qixia District, Nanjing, PRC.  Mr. Yuan is currently the Chairman of the Board of the Company and a shareholder of the Company.  Mr. Yuan is also a director of Jiangsu Danbom Mechanical & Electrical Co., Ltd.

Zhenjiang Renxin Management Consulting Co., Ltd. (“Zhenjiang”)

Zhenjiang was established in Jiangsu Province in April 2012.  Mr. Yuan Qihong currently serves as the executive director and a majority shareholder of Zhenjiang.  The principal executive offices of Zhenjiang are located at 10-8 Meiya Road, Baohua Town, Jurong City, Jiangsu Province, PRC. Zhenjiang is engaged in business consulting in the Jiangsu Province of the PRC.

The Danbom ET Sale Transaction

Background of  the Danbom ET Sale Transaction

As disclosed in our Current Report on Form 8-K filed on May 7, 2010, on May 7, 2010, we completed a reverse acquisition transaction through a share exchange with Sino-Bon Entertainment, Inc. (“Sino-Bon”), a company organized under the laws of the British Virgin Islands (“BVI”) and its shareholders, whereby we acquired 100% of the issued and outstanding capital stock of Sino-Bon in exchange for 17,000,000 shares of our common stock, which constituted 68.0% of our issued and outstanding capital stock as of and immediately after the consummation of the reverse acquisition (the “Reverse Merger”).  Sino-Bon was established in the British Virgin Islands on February 23, 2010 to serve as an intermediate holding company.  As a result of the Reverse Merger, Sino-Bon became our wholly-owned subsidiary and the former shareholders of Sino-Bon became our controlling shareholders.

Danbo ET was established in the PRC on May 26, 2009 .  Together with its two affiliated contractual suppliers, Jiangsu Danbom Mechanical & Electrical Co., Ltd (“Danbom M&E”), established in the PRC on January 24, 2007, and Jiangsu Taicheng Plastic Products Co., Ltd. (“Taicheng”), established in the PRC on November 20, 2008, Danbom ET is a leading manufacturer of entertainment equipment in China, namely automatic Mahjong tables.  Danbom M&E, Danbom ET and Taicheng are collectively referred to herein as the “Chinese Operating Subsidiaries.”

As a result of our acquisition of Sino-Bon, we own all of the issued and outstanding capital stock of Sino-Bon, which in turn owns all of the issued and outstanding capital stock of Atlantic Investment, which in turn owns all of the issued and outstanding capital stock of the Chinese Operating Subsidiaries.

Reasons for the Danbom ET Sale Transaction

The Company’s previous financial advisor, China US Bridge Capital Limited (“Advisor”), assisted with the Company’s Reverse Merger.  It was contemplated and agreed that Advisor would continue to assist the Company after the Reverse Merger in (a) capital-raising, and (b) complying with the rules and regulations promulgated by the U. S. Securities and Exchange Commission, including the preparation of necessary reports and audited financial statements.  Subsequent to the Reverse Merger, Advisor ceased its business and operations entirely due to severe financial difficulties resulting in the Company not having the necessary support and assistance required to function as a public reporting company in the United States of America. Danbom ET is currently in need of additional working capital to fund its operations and business, and certain investors located in the PRC have expressed an interest in providing capital to and investing in Danbom ET, but are not interested in investing directly in either the Company, Sino-Bon, or Atlantic Investment, as the foregoing three entities are incorporated in jurisdictions outside the PRC.

In light of the lack of assistance from the Advisor, financial difficulties facing Danbom ET and its need for immediate capital, and given the potential for capital-raising by Danbom ET in the PRC, the Company’s Board believe it to be in the best interests of the Company and its shareholders to effectuate the sale of Atlantic Investment’s equity interest in Danbom ET to Mr. Yuan Qihong and Zhenjiang.  In anticipation of the Danbom ET Sale Transaction, the Company’s Board commissioned an independent valuation appraisal report to determine the value of Danbom ET and Atlantic Investment’s equity interest therein.

Assuming the successful close of the Danbom ET Sale Transaction as discussed in this Proposal 1 and the successful close of the Danbom M&E Sale Transaction, as discussed in Proposal 2 below, Taicheng will remain the Company’s sole Chinese operating subsidiary.  It is contemplated that we may also sell Taicheng to Mr. Yuan and Zhenjiang, however, no such agreement has been proposed to date, nor are there any existing or immediate plans to sell Taicheng.  The Company currently has no plans to seek out acquisition opportunities or pursue a new business plan.

Material Terms of the Danbom ET Agreement

The following is a summary of the material provisions of the Danbom ET Agreement, a copy of which is attached as Attachment A to this proxy statement. You should refer to the full text of the Danbom ET Agreement for the complete details of the Danbom ET Sale Transaction and the terms and conditions of the Danbom ET Agreement.

In accordance with the Danbom ET Agreement, the Company’s Board has approved the terms of the contemplated Danbom ET Sale Transaction subject to and contingent upon receipt of approval from the Company’s shareholders.  In addition, the closing of the Danbom ET Sale Transaction is subject to approval from the PRC Ministry of Commerce and completion of registration of the equity transfer to Mr. Yuan & Zhenjiang with the PRC State Administration for Industry and Commerce.  Upon the effective close of the Danbom ET Sale Transaction, Atlantic Investment will transfer all management right, decision-making right, personnel right, company seals, accounts and assets of Danbom ET to Mr. Yuan and Zhenjiang.

In addition, in accordance with the Danbom ET Agreement, upon the effective close of the Danbom ET Agreement, any lawful debts or obligations, which have previously been disclosed to Mr. Yuan and Zhenjiang, will transfer to Mr. Yuan and Zhenjiang.  Atlantic Investment will remain liable for any debts or obligations that are not disclosed to Mr. Yuan and Zhenjiang prior to the effective close of the Danbom ET Agreement.

Further, in accordance with the Danbom ET Agreement, Atlantic Investment is responsible for taxes incurred in connection with the execution and enforcement of the Danbom ET Agreement by any parties to the Danbom ET Agreement.  Under the Danbom ET Agreement, Mr. Yuan and Zhenjiang are responsible for any fees arising from any testimony, audit or change of registration relevant to the transfer of equity from Atlantic Investment to Mr. Yuan and Zhenjiang.

Independent Appraisal by Zhenjiang Lixin Assets & Real Estate Appraisal Co., Ltd. (“ZLA”)

Our Board of Directors commissioned an independent appraisal firm to evaluate the value of Danbom ET and Atlantic Investment’s equity interest therein.  In seeking out an appraisal firm, our Board of Directors chose ZLA as ZLA is considered to be the largest and most reputable local appraisal firm in Jiangsu Province, PRC.

ZLA has extensive experience appraising individual assets, corporate assets, businesses and commercial projects.  In addition, there are no material relationship by and among our Company, or any affiliates of our Company, and ZLA, or any affiliates of ZLA.

In conducting its appraisal, ZLA considered and assessed the market value of the equity interests in Danbom ET. The scope of ZLA’s evaluation includes the current assets (cash and cash equivalents, receivables and inventory, etc.), fixed assets (vehicles and facilities) and liabilities of Danbom ET, all as of the base date of March 31, 2012.  The appraisal method and procedures adopted in ZLA’s asset appraisal project was the cost method (also known as the asset base method).  The cost method determines the value of a target on the basis of a reasonable evaluation of the value of all assets and debts of the appraised enterprise.

In the course of its appraisal, ZLA inspected all the assets and liabilities in detail, reviewed legal documents, meeting minutes and relevant materials provided by Danbom ET, examined the necessary ownership of property in the asset list provided by Danbom ET, and also conducted on-site investigations, diligence and inspections of the assets.  ZLA obtained relevant property certificate documents, undertook necessary market research and comparison of trade prices, and followed other necessary asset appraisal procedures.

ZLA’s asset appraisal results are based on several assumptions and preconditions, including: (i) there will be no material change in the social and economic environment in the region where Danbom ET is located and in the PRC as a whole, such that the laws, regulations, systems and social, political and economic policies will not be materially different from those currently in place; (ii) there will be no material change in the credit interest rate, foreign exchange rate, tax basis and tax rate; (iii) Danbom ET is a going concern; (iv) Danbom ET’s officers and management are responsible and competent to fulfill their duties; (v) the accounting principles adopted by Danbom ET are consistent in material respects with the policies adopted in ZLA’s appraisal report; (vi) the appraisal report is based on authenticity and legality of documents relating to the economic behavior, certificates of title and other relevant documents; (vii) the appraisal is based on the materials that have been collected and reviewed by ZLA; and (viii) there are no other irresistible or unpredictable factors that will cause or result in a material adverse effect on Danbom ET.

ZLA issued its final appraisal report on April 29, 2012, wherein it determined a fair value of the equity interests in Danbom ET to be RMB11,000,000 (US$1,747,613)  in connection with the Danbom ET Sale Transaction.  Our Board of Directors considered the appraised value to be fair and reasonable.

ZLA’s principal executive office is located at No. 2, Nanfu Lane, Zhenjiang, Jiangsu Province, PRC, and its telephone number is 0511-87261140.

Conditions to Close; Regulatory Matters; Approvals; Third Party Consents

In addition to receiving shareholder approval in accordance with this proxy statement, the closing of the Danbom ET Sale Transaction is subject to the receipt of (i) approval from the PRC Ministry of Commerce (“MOC”), or its designated authorities at lower levels, of the alteration (or transfer) of equity interests from Atlantic Investment to Mr. Yuan and Zhenjiang; and (ii) authorization of the registration of the equity transfer to Mr. Yuan and Zhenjiang with the PRC State Administration for Industry and Commerce (“SAIC”).

Approval from the MOC is contingent upon the MOC’s receipt of all relevant documents related to the Danbom ET Sale Transaction, including but not limited to an original copy of the Danbom ET Agreement complete with signatures and seals of the respective parties thereto.   The MOC typically issues its approval or disapproval of the transfer of equity interests within 30 days of receipt of all relevant documents.  Approval from the MOC represents the issuance of an Approval Certificate for Enterprises with Foreign Investment (“Certificate”). Upon receipt of MOC approval, the Certificate is submitted to the SAIC, which oversees the receipt of PRC investors of equity interests in PRC companies.   Within 30 days, the parties must submit the Certificate to the SAIC to record the transfer of equity interest to Mr. Yuan and Zhenjiang.

Although the Company believes that it will receive the required approval from the MOC and SAIC, there can be no assurance as to the timing of this approval or as to the Company’s ultimate ability to obtain this approval (or any additional consents or approvals which may otherwise become necessary) or that the approval will be obtained on terms and subject to conditions satisfactory to the Company, Mr. Yuan and Zhenjiang.

Other than the approvals described above, we are not aware of any significant government or regulatory approvals that the Company needs to obtain, or waiting periods with which we need to comply, to complete the transactions.  If we discover that other approvals or waiting periods are required, we will seek to obtain or comply with them.  If any approval or action is needed, however, we may not be able to obtain it.  Even if we could obtain the approval, conditions may be placed on it that could cause a party to abandon the Danbom ET Sale Transaction even if we receive shareholder approval.   The Company is not aware of any third party consents that are required to effectuate the Danbom ET Sale Transaction.

Financing of the Transaction; Purchase Price

As consideration for the purchase of Atlantic Investment’s equity interests in Danbom ET pursuant to the Agreement, Mr. Yuan and Zhenjiang will pay RMB11,000,000 (US$1,747,613) in cash to Atlantic Investment within 6 months of the execution date of the Danbom ET Agreement.  Mr. Yuan and Zhenjiang are financing their purchase of Atlantic Investment’s equity interest from a combination of Mr. Yuan’s personal funds and loans from private parties.  The loans carry zero interest and are payable within one year.

Proforma Financial Statements

Proforma financial statements showing the proforma effect of the Danbom ET Sale Transaction on the Company are attached hereto as Attachment C.  The proforma financial statements present the balance sheet of the Company as of March 31, 2012 and December 31, 2011, and an income statement for the three months ended March 31, 2012.

        Liabilities for Breach; Termination

In accordance with the Danbom ET Agreement, in the event the registration and transfer of equity interests in Danbom ET to Mr. Yuan and Zhenjiang is delayed as a result of a unilateral violation of the Danbom ET Agreement by Atlantic Investment, Atlantic Investment shall pay liquidated damages to Mr. Yuan in the amount of 0.05% of the total purchase price of RMB11,000,000 (US$1,747,613) for each day of delay caused by Atlantic Investment.  Further, in the event the registration and transfer of equity interests in Danbom ET to Mr. Yuan and Zhenjiang is delayed as a result of a unilateral violation of the Danbom ET Agreement by either Mr. Yuan or Zhenjiang, Mr. Yuan shall pay liquidated damages to Atlantic Investment in the amount of 0.05% of the total purchase price of RMB11,000,000 (US$1,747,613) for each day of delay caused by either Mr. Yuan or Zhenjiang.

The parties to the Danbom ET Agreement may modify or terminate the Danbom ET Agreement by mutual consent signed in writing by all parties.

Interests of Directors and Executive Officers in the Danbom ET Sale Transaction

Certain directors and officers of the Company may have interests with respect to the Danbom ET Sale Transaction that are different from, or in addition to, those of the Company’s shareholders generally.  In particular, Mr. Yuan Qihong, the Company’s Chairman of the Board of Directors, a shareholder of the Company, and a member of the Board of Directors and majority shareholder of Zhenhiang, has a financial interest in the Danbom ET Sale Transaction and is a party to the Danbom ET Agreement.  As such, Mr. Yuan disclosed and made known to the other members of the Company’s Board his financial interest and his role as a party to the Danbom ET Agreement.  The disinterested members of the Board, being Mr. Gong Yonggang and Mr. Wang Junyong (collectively, the “Disinterested Directors”), aware of Mr. Yuan’s interest, reviewed and evaluated the proposed Danbom ET Sale Transaction, the Danbom ET Agreement, and the transaction contemplated therein.

The Company’s Board of Directors, including the Disinterested Directors, after its evaluation, unanimously approved the Danbom ET Sale Transaction, and determined the advisability of entering into the Danbom ET Agreement.  In deciding to approve the Danbom ET Sale Transaction and the Company’s entry into the Danbom ET Agreement and recommendation that you approve the authorization of the Danbom ET Sale Transaction and the adoption of the Danbom ET Agreement, our Board of Directors consulted with management and financial and legal advisors and considered a variety of factors, although the Board of Directors did not assign any relative or specific weights to those factors, and individual directors may have given different weight to different factors.

No Appraisal Rights

Under Nevada Law, a dissenting shareholder is not entitled to appraisal rights with respect to the Danbom ET Sale Transaction and our entrance into the Danbom ET Agreement, and we are not independently providing our shareholders with any such right.

Other Information

Other than Mr. Yuan Qihong, our Chairman of the Board and a shareholder of the Company, no person who currently is or was a director or executive officer of the Company in the year ended December 31, 2011 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

THE BOARD OF DIRECTORS OF SINO-BON ENTERTAINMENT, INC., INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH THE AUTHORIZATION OF THE DANBOM ET SALE TRANSACTION AND THE ADOPTION OF THE DANBOM ET EQUITY TRANSFER AGREEMENT.

PROPOSAL TWO

PROPOSAL TO AUTHORIZE THE DANBOM M&E SALE TRANSACTION AND TO APPROVE THE DANBOM M&E EQUITY TRANSFER AGREEMENT PURSUANT TO WHICH ATLANTIC INVESTMENT (GROUP) LIMITED WILL SELL ALL OF ITS EQUITY INTEREST IN JIANGSU DANBOM MECHANICAL & ELECTRICAL CO., LTD. TO MR. YUAN QIHONG.

Overview

On April 27, 2012, the Company’s Board approved, subject to receiving shareholder approval, the Danbom M&E Sale Transaction and the Company’s entrance, through its indirect subsidiary Atlantic Investment (Group) Limited, into the Danbom M&E Equity Transfer Agreement dated April 27, 2012 (the “Danbom M&E Agreement”) by and among Mr. Yuan Qihong and Atlantic Investment and the transactions related thereto.

In accordance with the Danbom M&E Agreement, Atlantic Investment agreed to sell, transfer and assign to Mr. Yuan all of Atlantic Investment’s equity ownership in Jiangsu Danbom Mechanical & Electrical Co. Ltd. (“Danbom M&E”), a wholly foreign owned subsidiary of Atlantic Investment and a limited liability company incorporated under the laws of the PRC, for RMB44,120,000 (US$7,009,517) (the “Danbom M&E Sale Transaction”).

Danbom M&E is a PRC operating subsidiary of the Company engaged in the design, manufacturing, research and development of entertainment equipment, namely automatic Mahjong tables, and the retail and wholesale sale of such entertainment equipment. The purchase price was based upon an independent valuation appraisal report commissioned by the Company’s Board and is payable within six months of the execution of the Danbom M&E Agreement.

Information about the Parties to the Danbom M&E Sale Transaction

Atlantic Investment (Group) Limited

Atlantic Investment was established in Hong Kong on September 4, 2009.  The Company currently owns 100% of Atlantic Investment.  Mr. Wang Junyong, our Chief Executive Officer and a member of our Board of Directors, currently serves as the sole director of Atlantic Investment.  On March 3, 2010, the local government of the People’ Republic of China (“PRC”) issued certificates of approval regarding the foreign ownership of Danbom M&E by Atlantic Investment.  The principal executive offices of Atlantic Investment are located at Unit B, 8/F, Wing Yee Commercial Building, 5 Wing Kut Street, Sheung Wan, Hong Kong.  The telephone number for Atlantic Investment is 025-85818002.

Mr. Yuan Qihong

Mr. Yuan Qihong is a PRC domiciled individual.  His address is 30 Building 5, Yizhu Garden, Yongmei Villa, Qixia District, Nanjing, PRC.  Mr. Yuan is currently the Chairman of the Board of the Company and a  shareholder of the Company.  Mr. Yuan is also a director of Danbom M&E.

The Danbom M&E Sale Transaction

Background of  the Danbom M&E Sale Transaction

As disclosed in our Current Report on Form 8-K filed on May 7, 2010, on May 7, 2010, we completed a reverse acquisition transaction through a share exchange with Sino-Bon, a company organized under the laws of the BVI and its shareholders, whereby we acquired 100% of the issued and outstanding capital stock of Sino-Bon in exchange for 17,000,000 shares of our common stock, which constituted 68.0% of our issued and outstanding capital stock as of and immediately after the consummation of the reverse acquisition.  Sino-Bon was established in the BVI on February 23, 2010 to serve as an intermediate holding company.  As a result of the Reverse Merger, Sino-Bon became our wholly-owned subsidiary and the former shareholders of Sino-Bon became our controlling shareholders.

Danbom M&E was established in the PRC on January 24, 2007.  Together with its two affiliated contractual suppliers, Danbom ET and Taicheng, Danbom M&E is a leading manufacturer of entertainment equipment in China, namely automatic Mahjong tables.  Danbom M&E, Danbom ET and Taicheng are collectively referred to herein as the “Chinese Operating Subsidiaries.”

As a result of our acquisition of Sino-Bon, we own all of the issued and outstanding capital stock of Sino-Bon, which in turn owns all of the issued and outstanding capital stock of Atlantic Investment, which in turn owns all of the issued and outstanding capital stock of the Chinese Operating Subsidiaries.

Reasons for the Danbom M&E  Sale Transaction

The Company’s previous financial advisor, China US Bridge Capital Limited, assisted with the Company’s Reverse Merger.  It was contemplated and agreed that Advisor would continue to assist the Company after the Reverse Merger in (a) capital-raising, and (b) complying with the rules and regulations promulgated by the U. S. Securities and Exchange Commission, including the preparation of necessary reports and audited financial statements.  Subsequent to the Reverse Merger, Advisor ceased its business and operations entirely due to severe financial difficulties resulting in the Company not having the necessary support and assistance required to function as a public reporting company in the United States of America. Danbom M&E is currently in need of additional working capital to fund its operations and business, and certain investors located in the PRC have expressed an interest in providing capital to and investing in Danbom M&E, but are not interested in investing directly in either the Company, Sino-Bon, or Atlantic Investment, as the foregoing three entities are incorporated in jurisdictions outside the PRC.

In light of the lack of assistance from the Advisor, financial difficulties facing Danbom M&E and its need for immediate capital, and given the potential for capital-raising by Danbom M&E in the PRC, the Company’s Board believe it to be in the best interests of the Company and its shareholders to effectuate the sale of Atlantic Investment’s equity interest in Danbom M&E to Mr. Yuan Qihong.  In anticipation of the Danbom M&E Sale Transaction, the Company’s Board commissioned an independent valuation appraisal report to determine the value of Danbom M&E and Atlantic Investment’s equity interest therein.

Assuming the successful close of the Danbom M&E Sale Transaction as discussed in this Proposal 2, and the successful close of the Danbom ET Sale Transaction, as discussed in Proposal 1 above, Taicheng will remain the Company’s sole Chinese operating subsidiary.  It is contemplated that we may also sell Taicheng to Mr. Yuan and Zhenjiang, however, no such agreement has been proposed to date, nor are there any existing or immediate plans to sell Taicheng.  The Company currently has no plans to seek out acquisition opportunities or pursue a new business plan.

Material Terms of the Danbom M&E Agreement

The following is a summary of the material provisions of the Danbom M&E Agreement, a copy of which is attached as Attachment B to this proxy statement. You should refer to the full text of the Danbom M&E Agreement for the complete details of the Danbom M&E Sale Transaction and the terms and conditions of the Danbom M&E Agreement.

In accordance with the Danbom M&E Agreement, the Company’s Board has approved the terms of the contemplated Danbom M&E Sale Transaction subject to and contingent upon receipt of approval from the Company’s shareholders.  In addition, the closing of the Danbom M&E Sale Transaction is subject to approval from the PRC Ministry of Commerce and completion of registration of the equity transfer to Mr. Yuan with the PRC State Administration for Industry and Commerce.  Upon the effective close of the Danbom M&E Sale Transaction, Atlantic Investment will transfer all management right, decision-making right, personnel right, company seals, accounts and assets of Danbom M&E to Mr. Yuan.

In addition, in accordance with the Danbom M&E Agreement, upon the effective close of the Danbom ET Agreement, any lawful debts or obligations, which have previously been disclosed to Mr. Yuan, will transfer to Mr. Yuan. Atlantic Investment will remain liable for any debts or obligations that are not disclosed to Mr. Yuan prior to the effective close of the Danbom M&E Agreement.

Further, in accordance with the Danbom M&E Agreement, Atlantic Investment is responsible for taxes incurred in connection with the execution and enforcement of the Danbom M&E Agreement by any parties to the Danbom M&E Agreement.  Under the Danbom M&E Agreement, Mr. Yuan is responsible for any fees arising from any testimony, audit or change of registration relevant to the transfer of equity from Atlantic Investment to Mr. Yuan.

Independent Appraisal by Zhenjiang Lixin Assets & Real Estate Appraisal Co., Ltd. (“ZLA”)

Our Board of Directors commissioned an independent appraisal firm to evaluate the value of Danbom M&E and Atlantic Investment’s equity interest therein.  In seeking out an appraisal firm, our Board of Directors chose ZLA as ZLA is considered to be the largest and most reputable local appraisal firm in Jiangsu Province, PRC.

ZLA has extensive experience appraising individual assets, corporate assets, businesses and commercial projects.  In addition, there are no material relationship by and among our Company, or any affiliates of our Company, and ZLA, or any affiliates of ZLA.

In conducting its appraisal, ZLA considered and assessed the market value of the equity interests in Danbom M&E. The scope of ZLA’s evaluation includes the current assets (cash and cash equivalents, receivables and inventory, etc.), fixed assets (buildings and facilities), intangible assets and liabilities of Danbom M&E, all as of the base date of March 31, 2012.  The appraisal method and procedures adopted in ZLA’s asset appraisal project was the cost method (also known as the asset base method).  The cost method determines the value of a target on the basis of a reasonable evaluation of the value of all assets and debts of the appraised enterprise.

In the course of its appraisal, ZLA inspected all the assets and liabilities in detail, reviewed legal documents, meeting minutes and relevant materials provided by Danbom M&E, examined the necessary ownership of property in the asset list provided by Danbom M&E, and also conducted on-site investigations, diligence and inspections of the assets.  ZLA obtained relevant property certificate documents, undertook necessary market research and comparison of trade prices, and followed other necessary asset appraisal procedures.

ZLA’s asset appraisal results are based on several assumptions and preconditions, including: (i) there will be no material change in the social and economic environment in the region where Danbom M&E is located and in the PRC as a whole, such that the laws, regulations, systems and social, political and economic policies will not be materially different from those currently in place; (ii) there will be no material change in the credit interest rate, foreign exchange rate, tax basis and tax rate; (iii) Danbom M&E is a going concern; (iv) Danbom M&E’s officers and management are responsible and competent to fulfill their duties; (v) the accounting principles adopted by Danbom M&E are consistent in material respects with the policies adopted in ZLA’s appraisal report; (vi) the appraisal report is based on authenticity and legality of documents relating to the economic behavior, certificates of title and other relevant documents; (vii) the appraisal is based on the materials that have been collected and reviewed by ZLA; and (viii) there are no other irresistible or unpredictable factors that will cause or result in a material adverse effect on Danbom M&E.

ZLA issued its final appraisal report on April 29, 2012, wherein it determined a fair value of the equity interests in Danbom M&E to be RMB44,120,000 (US$7,009,517)  in connection with the Danbom M&E Sale Transaction.  Our Board of Directors considered the appraised value to be fair and reasonable.

ZLA’s principal executive office is located at No. 2, Nanfu Lane, Zhenjiang, Jiangsu Province, PRC, and its telephone number is 0511-87261140.

Conditions to Close; Regulatory Matters; Approvals; Third Party Consents

In addition to receiving shareholder approval in accordance with this proxy statement, the closing of the Danbom M&E Sale Transaction is subject to the receipt of (i) approval from the PRC Ministry of Commerce (“MOC”), or its designated authorities at lower levels, of the alteration (or transfer) of equity interests from Atlantic Investment to Mr. Yuan; and (ii) authorization of the registration of the equity transfer to Mr. Yuan with the PRC State Administration for Industry and Commerce (“SAIC”).

Approval from the MOC is contingent upon the MOC’s receipt of all relevant documents related to the Danbom M&E Sale Transaction, including but not limited to an original copy of the Danbom M&E Agreement complete with signatures and seals of the respective parties thereto.   The MOC typically issues its approval or disapproval of the transfer of equity interests within 30 days of receipt of all relevant documents.  Approval from the MOC represents the issuance of an Approval Certificate for Enterprises with Foreign Investment (“Certificate”). Upon receipt of MOC approval, the Certificate is submitted to the SAIC, which oversees the receipt of PRC investors of equity interests in PRC companies.   Within 30 days, the parties must submit the Certificate to the SAIC to record the transfer of equity interest to Mr. Yuan.

Although the Company believes that it will receive the required approval from the MOC and SAIC, there can be no assurance as to the timing of this approval or as to the Company’s ultimate ability to obtain this approval (or any additional consents or approvals which may otherwise become necessary) or that the approval will be obtained on terms and subject to conditions satisfactory to the Company and Mr. Yuan.

Other than the approvals described above, we are not aware of any significant government or regulatory approvals that the Company needs to obtain, or waiting periods with which we need to comply, to complete the transactions.  If we discover that other approvals or waiting periods are required, we will seek to obtain or comply with them.  If any approval or action is needed, however, we may not be able to obtain it.  Even if we could obtain the approval, conditions may be placed on it that could cause a party to abandon the Danbom M&E Sale Transaction even if we receive shareholder approval.   The Company is not aware of any third party consents that are required to effectuate the Danbom M&E Sale Transaction.

Financing of the Transaction; Purchase Price

As consideration for the purchase of Atlantic Investment’s equity interests in Danbom M&E pursuant to the Agreement, Mr. Yuan will pay RMB44,120,000 (US$7,009,517) in cash to Atlantic Investment within 6 months of the execution date of the Danbom M&E Agreement.  Mr. Yuan is financing his purchase of Atlantic Investment’s equity interest from a combination of Mr. Yuan’s personal funds and loans from private parties.  The loans carry zero interest and are payable within one year.

Proforma Financial Statements

Proforma financial statements showing the proforma effect of the Danbom M&E Sale Transaction on the Company are attached hereto as Attachment C.  The proforma financial statements present the balance sheet of the Company as of March 31, 2012 and December 31, 2011, and an income statement for the three months ended March 31, 2012.

Liabilities for Breach; Termination

In accordance with the Danbom M&E Agreement, in the event the registration and transfer of equity interests in Danbom M&E to Mr. Yuan is delayed as a result of a unilateral violation of the Danbom M&E Agreement by Atlantic Investment, Atlantic Investment shall pay liquidated damages to Mr. Yuan in the amount of 0.05% of the total purchase price of RMB44,120,000 (US$7,009,517) for each day of delay caused by Atlantic Investment.  Further, in the event the registration and transfer of equity interests in Danbom M&E to Mr. Yuan is delayed as a result of a unilateral violation of the Danbom M&E Agreement by Mr. Yuan, Mr. Yuan shall pay liquidated damages to Atlantic Investment in the amount of 0.05% of the total purchase price of RMB44,120,000 (US$7,009,517)  for each day of delay caused by either Mr. Yuan.

The parties to the Danbom M&E Agreement may modify or terminate the Danbom M&E Agreement by mutual consent signed in writing by all parties.

Interests of Directors and Executive Officers in the Danbom M&E Sale Transaction

Certain directors of the Company may have interests with respect to the Danbom M&E Sale Transaction that are different from, or in addition to, those of the Company’s shareholders generally.  In particular, Mr. Yuan Qihong, the Company’s Chairman of the Board of Directors, a shareholder of the Company, and a member of the Board of Directors of Danbom M&E, has a financial interest in the Danbom M&E Sale Transaction and is a party to the Danbom M&E Agreement.  As such, Mr. Yuan disclosed and made known to the other members of the Company’s Board his financial interest and his role as a party to the Danbom M&E Agreement.  The disinterested members of the Board, being Mr. Gong Yonggang and Mr. Wang Junyong (collectively, the “Disinterested Directors”), aware of Mr. Yuan’s interest, reviewed and evaluated the proposed Danbom M&E Sale Transaction, the Danbom M&E Agreement, and the transaction contemplated therein.

The Company’s Board of Directors, including the Disinterested Directors, after its evaluation, unanimously approved the Danbom M&E Sale Transaction, and determined the advisability of entering into the Danbom M&E Agreement.  In deciding to approve the Danbom M&E Sale Transaction and the Company’s entry into the Danbom M&E Agreement and recommendation that you approve the authorization of the Danbom M&E Sale Transaction and the adoption of the Danbom M&E Agreement, our Board of Directors consulted with management and financial and legal advisors and considered a variety of factors, although the Board of Directors did not assign any relative or specific weights to those factors, and individual directors may have given different weight to different factors.

No Appraisal Rights

Under Nevada Law, a dissenting shareholder is not entitled to appraisal rights with respect to the Danbom M&E Sale Transaction and our entrance into the Danbom M&E Agreement, and we are not independently providing our shareholders with any such right.

Other Information

Other than Mr. Yuan Qihong, our Chairman of the Board and a shareholder of the Company, no person who currently is or was a director or executive officer of the Company in the year ended December 31, 2011 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

THE BOARD OF DIRECTORS OF SINO-BON ENTERTAINMENT, INC., INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH THE AUTHORIZATION OF THE DANBOM M&E SALE TRANSACTION AND THE ADOPTION OF THE DANBOM M&E EQUITY TRANSFER AGREEMENT.

Security Ownership of Principal Stockholders, Directors, and Officers

The Company has only one class of stock outstanding, its common stock.  The table below sets forth the number and percentage of shares of our common stock owned as of April 25, 2012, the record date, by the following persons: (i) shareholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and directors, and (iii) our officers and directors as a group.  Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner(2)	Amount and Nature Of Beneficial Ownership	Percentage of Class(1)
Yuan Qihong, Chairman of the Board, Director 30 Building 5, Yizhu Garden, Yongmei Villa, Qixia District, Nanjing, PRC	13,600,000	27.2%
Wang Junyong, Chief Executive Officer, Secretary, Director P.O. Box 031-088, Shennan Zhong Road Shenzhen City, PRC 518031	-	-
Gong Yonggang, Chief Financial Officer, Director P.O. Box 031-088, Shennan Zhong Road Shenzhen City, PRC 518031	-	-
All Officers and Directors as a Group	13,600,000	27.2%

5% Holders
Max Time Enterprises Limited P.O. Box 031-088, Shennan Zhong Road Shenzhen City, PRC 518031(3)	2,500,000	5.00%
China US Venture Capital Group Limited 45 Rockefeller Plaza, Ste. 2000 New York, NY 10111	3,923,600	7.85%

(1)	Based on 50,000,000 shares of our common stock outstanding as of April 25, 2012.

(2)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.  Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Ms. Hui Ping Cheng exercises voting and dispositive control over the shares held by Max Time Enterprises Limited.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholder proposals that are intended to be presented by shareholders at the special meeting of shareholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting.  Under rules prescribed by the SEC, shareholders must follow certain procedures to introduce an item of business at a special meeting of shareholders.  In general, to be timely under these rules, notice of such business related to this special meeting of shareholders must comply with the requirements in our bylaws and must be received by us at a reasonable time before we begin to print and mail our proxy materials.  We anticipate mailing definitive proxy materials to shareholders on or about May [     ], 2012.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC.  Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

Dated:  May [    ], 2012

ATTACHMENT A

EQUITY TRANSFER AGREEMENT - DANBOM ET

Equity Transfer Agreement

This Equity Transfer Agreement is entered into as of April 27, 2012 in __________, between:

Transferor (“Party A”): Atlantic Investment (Group) Limited

Registered Address in Hong Kong: Unit B, 8/F, Wing Yee Commercial Building, 5 Wing Kut Street, Sheung Wan, Hong Kong

Hong Kong Special Administrative Region Business Registration No.: 1372061

Legal Representative:

Executive Director (Authorized Representative): XU Zuhong    Nationality: China

ID No.: 420700640800501

Transferee (“Party B”): YUAN Qihong        ID No.: 342623197105205336

Residence Address: 30 Building 5, Yizhu Garden, Yongmei Villa, Qixia District, Nanjing

Party C: Zhenjiang Ren Xin Management Consulting Co., Ltd.

Address: 10-8 Meiya Road, Baohua Town, Jurong City, Jiangsu Province

WHEREAS:

1.           Jiangsu Danbom Electronic Technology Co., Ltd. is a WFOE incorporated under the laws of People’s Republic of China, whose business license number is: 321183000066300, and whose registered office is at Jurong City, Jiangsu Province (hereinafter the “Target Company”).

2.           As of the execution date (the “Execution Date”) of this Equity Transfer Agreement (hereinafter “this Agreement” or “Agreement”), Party A, as the legitimate shareholder of the Target Company, owns 100% of the equity interest in the Target Company. Party A intends to sell 100% of the equity interest in the Target Company, while Party B and Party C intend to purchase 100% of the equity interest in the Target Company assigned by Party A.

With respect to transaction of the 100% equity interest in the Target Company, Party A, Party B and Party C, through sufficient communication and friendly negotiation and based on relevant provisions in Contract Law of the People's Republic of China and Company Law of the Peoples Republic of China, hereby agree as follows:

Article 1 Definition

Party A, Party B and Party C come to a consensus, that unless otherwise agreed in this Agreement, certain expressions shall have the following meanings:

1.1 “Agreement” or “this Agreement” refers to this Equity Transfer Agreement together with all related Appendix as a whole.

1.2 “Target Company” refers to Jiangsu Danbom Electronic Technology Co., Ltd., and the Transferor (“Party A”) is the actual owner of the registered capital injected in the Target Company.

1.3 “Transfer Price” refers to the buying price of this Equity Transfer, including all the shareholder’s rights and interests during the Equity Transfer. Such shareholder’s rights and interests mean all the current and potential interests attached to the transferred equity interests, including the interest in all the goods and chattels, real estates, tangible and intangible assets owned by the Target Company.

1.4 “Conversion” means to convert the Target Company from a foreign invested company to a wholly domestic company.

1.5 “Closing Date” refers to the actual approval date of this Equity Transfer, namely, the date when the three Parties have obtained all the approval documents including resolutions concluded by shareholder(s) of Party A and Party A’s parent company, related approval letters and registration certificates issued by relevant government administrations of approval authorities and registration authorities, and/or other legal authorities on all the applications of this Equity Transfer and Conversion of the Target Company.

1.6 “Approval Authorities” refers to the Ministry of Commerce or its designated authorities at lower levels. “Registration Authorities” refers to the State Administration for Industry and Commerce or its designated authorities at lower levels.

1.7 “Equity Change Registration” means the legitimate registration procedures for changing the owner of the 100% equity interest in the Target Company from Party A to Party B after completion of the transaction.

1.8 “Delivery Date of Management Right in Target Company” refers to the delivery date on which the Transferor hands over the management right, decision-making right, personnel right (including the right to dismiss and replace the chairman of the board, directors, supervisors, managers, deputy managers, financial officers and other senior officers), as well as the company seals, accounts and assets of the Target Company, in accordance with the provisions under this Agreement, after execution of this Agreement.

1.9 “Base Date of Equity Transfer” refers to the date on which both Parties confirm the equity price in order to complete this transaction.

Article 2 Transfer Price and Payment Method

2.1 Transfer Price: Party A and Party B both agree to appoint Zhenjiang Li Xin Assets and Real Estate Appraisal Co., Ltd. as the appraisal institution and adopt the evaluation price specified in the appraisal report concluded by the appraisal institution to be the price of this Equity Transfer. The Base Date of Equity Transfer hereby refers to the date when the equity evaluation price of Target Company is confirmed. Through evaluation in accordance with the law, the price of this Equity Transfer should be RMB 11,000,000 (in words: Eleven Million).

2.2 Payment Method: within six months after the Execution Date of this Agreement, the payment should be made in one lump sum.

    Article 3 Representations and Warranties

    3.1 Each of Party A, Party B and Party C or the applicable parties hereby represents and warrants as follows:

3.2 Such Party is not aware of any pending disputes, actions, arbitrations, administrative proceedings and other legal proceedings which might adversely affect the consummation of the transactions contemplated by this Agreement by the Execution Date.

    3.3 The documents, financial statements and information relevant to the Equity Transfer described in the Agreement disclosed by each Party to any parties are authentic, and no misrepresentation exists.

3.4 Party A hereby represents: Party A lawfully owns the equity rights in the Target Company to be transferred to Party B and Party C, and before the Base Date of Equity Transfer, any debts or obligations that are not disclosed to Party B and Party C is fully born by Party A, and independent to the new company after the Equity Change Registration. Before the Base Date of Equity Transfer, except for the debts and obligations incurred from violation of laws by Party A, any lawful debt or obligations which have been disclosed to Party B should be undertaken by the new company after the Equity Change Registration.

3.5 Party B and Party C hereby represent: they shall pay the Transfer Price as agreed in the Agreement, and the capital source for payment of Transfer Price is lawful.

Article 4 Delivery of Management Right

4.1 Delivery Date of Management Right in Target Company: it should be within twenty business days after completion of registration in the Registration Authorities. On the Delivery Date of Management Right, the three Parities accomplish the handover of management right in the Target Company.

4.2 Transfer of Rights: upon the confirmation by the three Parties, by the Delivery Date of Management Right, the right of decision making, management, personnel and other relevant rights possessed by the former shareholder meeting, board of directors, board of supervisors and general manager of the Target Company should be suspended. Any resolution, decision, instruction, arrangement and so forth that have been made without enforcement or has not implemented completely should not be enforced or continue to be enforced unless being confirmed by the re-built, elected or designated shareholders meeting, board of directors, board of supervisors, general manager and other senior officers after the Transferee has joined.

4.3 Transfer or Replacement of Company Seals: the three Parties will transfer the accounts, files and so forth of the Target Company on the Delivery Date of Management Right. The three Parties will jointly dispose of the original company seals or hand over to the Registration Authorities, and meanwhile, the Transferee shall arrange for inscription of new seals and replace the Bank Special Chop and Tax Special Chop. Party A should not retain or use any of the seals of the Target Company or blank contracts, or carry out any business activities in the name of the Target Company.

4.4 Transfer of Business License and Government Permits: on the Delivery Date of Management Right in the Target Company, the three Parties will verify and hand over the business license, tax registration certificate, entity code certificate and any other licenses or permits (if applicable).

Article 5 Confidentiality

Except for the disclosure required by laws and regulations or the peremptory commands executed by the government, authorities or the court, neither Party will disclose any material or information provided by the counterparty and the Target Company in relevant to the Equity Transfer hereof to any third party. Neither Party will make announcements regarding this Agreement, or the Equity Transfer hereof in the Agreement, or any other relevant issues without the written consent of the counterparty.

            Article 6 Tax Undertaking

Party A is responsible for the taxes incurred in connection with the execution and enforcement of this Agreement by any Parties of this Agreement according to the laws and regulations in the People’s Republic of China. Party B and Party C are responsible for the fees arising from any testimony, audit or change of registration relevant to this Equity Transfer.

Article 7 Liabilities for Breach of Agreement

Any violation of this Agreement, failure to perform the obligations in this Agreement, any false, materially omissive and misleading undertakings and warranties, or any violation of undertakings and warranties made by one Party will constitute a breach of this Agreement. With regard to any non-compliance made by one Party to this Agreement, the counterparty is entitled to inform the defaulting party in written notice, requesting for immediate termination of the non-compliance activities and bearing the liabilities for breach of Agreement upon the total loss thus incurred.

If the registration and delivery of the Equity Transfer are overdue due to unilateral violation of this Agreement by Party A, Party A shall pay the liquidated damages to Party B in the amount of 0.05% of the total Transfer Price for every expired day, and also compensate Party B and Party C the losses accordingly.

If the registration and delivery of the Equity Transfer are overdue due to unilateral violation of this Agreement by Party B or Party C, Party B shall pay the liquidated damages to Party A in the amount of 0.05% of the total Transfer Price for every expired day, and also compensate Party A the losses accordingly.

Article 8 Application of Law and Dispute Settlement

8.1 All the execution, effectiveness, performance, explanation, modification and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

8.2 The three parties shall use their best efforts to settle all disputes arising from or in connection with this Agreement through friendly consultations. In the event that no settlement is reached through consultations, such dispute shall be submitted to the China International Economic and Trade Arbitration Commission Shanghai Sub-commission according to its rules then in effect. The arbitral award shall be final and binding upon the three Parties.

8.3 During the course of arbitration, in addition to the subject matter of dispute, the Parties shall continue to perform the other rights and obligations under the Agreement.

            Article 9 Force Majeure

Should any of the Parties be prevented from performing part or all of its obligations under this Agreement by force majeure events, such as earthquake, typhoon, war and etc., the prevented Party shall notify the other Party without delay, and within 60 days thereafter provide effective evidence concerning the existence and the duration of such events. Under these circumstances, the prevented Party is accordingly exempted from liabilities for breach of Agreement.

        Article 10 Modification and/or Termination of Agreement

The three Parties may modify and/or terminate this Agreement by mutual consent in the form of Modification and/or Termination Agreement signed by the three Parties. This Agreement may not be modified and/or terminated by one Party without mutual consent by the three Parties.

             Article 11 Establishment and Effectiveness of Agreement

This Agreement is established once signed and sealed by the Parties and takes effect upon approval by relevant Approval Authorities in compliance with laws. The Parties shall handle the Equity Change Registration in relevant Registration Authorities within 30 days after the Equity Transfer Agreement becomes effective.

            Article 12 Miscellaneous

12.1 This Agreement constitutes the entire agreement between the three Parties with respect to the Equity Transfer matter hereof, and supersedes all previous oral or written, expressed or implied negotiation, consultation and agreements, including but not limited to Appendix I—Framework Agreement of Equity Transfer.

12.2 For the matters that are not included in this Agreement, the Parties may sign supplementary agreements. Such supplementary agreements are integral parts of the Agreement and shall have the same legal effect as this Agreement.

12.3 This Agreement shall be executed in five originals. Each of the three Parties will hold one original, and the other two are submitted to the Approval Authorities and Registration Authorities. Each of the four originals will be deemed as the same instrument and take same effect.

12.4 Neither Party may assign any of its respective rights or obligations under this Agreement to any third party without the consent of the other Parties.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

(Signature Page)

Transferor:

Party A (Official Seal of the Company):

Authorized Representative (Signature):

signature of WANG Junyong

seal of Atlantic Investment (Group) Limited

Transferee:

Party B:

Authorized Representative (Signature):

signature of YUAN Qihong

April 27, 2012

Party C:

Authorized Representative (Signature):

signature of YUAN Qihong

seal of Zhenjiang Ren Xin Management Consulting Co., Ltd.

ATTACHMENT B

EQUITY TRANSFER AGREEMENT - DANBOM M&E

Equity Transfer Agreement

This Equity Transfer Agreement is entered into as of April 27, 2012 in __________, between:

Transferor (“Party A”): Atlantic Investment (Group) Limited

Registered Address in Hong Kong: Unit B, 8/F, Wing Yee Commercial Building, 5 Wing Kut Street, Sheung Wan, Hong Kong

Hong Kong Special Administrative Region Business Registration No.: 1372061

Legal Representative:

Executive Director (Authorized Representative): WANG Junyong    Nationality: China

ID No.: 342623197010056139

Transferee (“Party B”): YUAN Qihong        ID No.: 342623197105205336

Residence Address: 30 Building 5, Yizhu Garden, Yongmei Villa, Qixia District, Nanjing

WHEREAS:

1.           Jiangsu Danbom Mechanical & Electrical Co., Ltd. is a WFOE incorporated under the laws of People’s Republic of China, whose business license number is: 321183000045311, and whose registered office is at Jurong City, Jiangsu Province.

2.           As of the execution date (the “Execution Date”) of this Equity Transfer Agreement (hereinafter “this Agreement” or “Agreement”), Party A, as the legitimate shareholder of the Target Company, owns 100% of the equity interest in the Target Company. Party A intends to sell 100% of the equity interest in the Target Company, and Party B intends to purchase 100% of the equity interest in the Target Company assigned by Party A.

With respect to transaction of the 100% equity interest in the Target Company, Party A and Party B, through sufficient communication and friendly negotiation and based on relevant provisions in Contract Law of the People's Republic of China and Company Law of the Peoples Republic of China, hereby agree as follows:

Article 1 Definition

Both Party A and Party B come to a consensus, that unless otherwise agreed in this Agreement, certain expressions shall have the following meanings:

1.1 “Agreement” or “this Agreement” refers to this Equity Transfer Agreement together with all related Appendix as a whole.

1.2 “Target Company” refers to Jiangsu Danbom Mechanical & Electrical Co., Ltd., and the Transferor (“Party A”) is the actual owner of the registered capital injected in the Target Company.

1.3 “Transfer Price” refers to the buying price of this Equity Transfer, including all the shareholder’s rights and interests during the Equity Transfer. Such shareholder’s rights and interests mean all the current and potential interests attached to the transferred equity interests, including the interest in all the goods and chattels, real estates, tangible and intangible assets owned by the Target Company.

1.4 “Conversion” means to convert the Target Company from a foreign invested company to a wholly domestic company.

1.5 “Closing Date” refers to the actual approval date of this Equity Transfer, namely, the date when both Parties have obtained all the approval documents including resolutions concluded by shareholder(s) of Party A and Party A’s parent company, related approval letters and registration certificates issued by relevant government administrations of approval authorities and registration authorities, and/or other legal authorities on all the applications of this Equity Transfer and Conversion of the Target Company.

1.6 “Approval Authorities” refers to the Ministry of Commerce or its designated authorities at lower levels. “Registration Authorities” refers to the State Administration for Industry and Commerce or its designated authorities at lower levels.

1.7 “Equity Change Registration” means the legitimate registration procedures for changing the owner of the 100% equity interest in the Target Company from Party A to Party B after completion of the transaction.

1.8 “Delivery Date of Management Right in Target Company” refers to the delivery date on which the Transferor hands over the management right, decision-making right, personnel right (including the right to dismiss and replace the chairman of the board, directors, supervisors, managers, deputy managers, financial officers and other senior officers), as well as the company seals, accounts and assets of the Target Company, in accordance with the provisions under this Agreement, after execution of this Agreement.

1.9 “Base Date of Equity Transfer” refers to the date on which both Parties confirm the equity price in order to complete this transaction.

Article 2 Transfer Price and Payment Method

2.1 Transfer Price: Party A and Party B both agree to appoint Zhenjiang Li Xin Assets and Real Estate Appraisal Co., Ltd. as the appraisal institution and adopt the evaluation price specified in the appraisal report concluded by the appraisal institution to be the price of this Equity Transfer. The Base Date of Equity Transfer hereby refers to the date when the equity evaluation price of Target Company is confirmed. Through evaluation in accordance with the law, the price of this Equity Transfer should be RMB 44,120,000 (in words: Forty Four Million One Hundred and Twenty Thousand).

2.2 Payment Method: within six months after the Execution Date of this Agreement, the payment should be made in one lump sum.

Article 3 Representations and Warranties

3.1 Each of Party A and Party B or the applicable parties hereby represents and warrants as follows:

3.2 Such Party is not aware of any pending disputes, actions, arbitrations, administrative proceedings and other legal proceedings which might adversely affect the consummation of the transactions contemplated by this Agreement by the Execution Date.

 3.3 The documents, financial statements and information relevant to the Equity Transfer described in the Agreement disclosed by each Party to any parties are authentic, and no misrepresentation exists.

3.4 Party A hereby represents: Party A lawfully owns the equity rights in the Target Company to be transferred to Party B, and before the Base Date of Equity Transfer, any debts or obligations that are not disclosed to Party B is fully born by Party A, and independent to the new company after the Equity Change Registration. Before the Base Date of Equity Transfer, except for the debts and obligations incurred from violation of laws by Party A, any lawful debt or obligations which have been disclosed to Party B should be undertaken by the new company after the Equity Change Registration.

3.5 Party B hereby represents: Party B shall pay the Transfer Price as agreed in the Agreement, and the capital source for payment of Transfer Price is lawful.

Article 4 Delivery of Management Right

4.1 Delivery Date of Management Right in Target Company: it should be within twenty business days after completion of registration in the Registration Authorities. On the Delivery Date of Management Right, the Parities accomplish the handover of management right in the Target Company.

4.2 Transfer of Rights: upon the confirmation by both Parties, by the Delivery Date of Management Right, the right of decision making, management, personnel and other relevant rights possessed by the former shareholder meeting, board of directors, board of supervisors and general manager of the Target Company should be suspended. Any resolution, decision, instruction, arrangement and so forth that have been made without enforcement or has not implemented completely should not be enforced or continue to be enforced unless being confirmed by the re-built, elected or designated shareholders meeting, board of directors, board of supervisors, general manager and other senior officers after the Transferee has joined.

4.3 Transfer or Replacement of Company Seals: the Parties will transfer the accounts, files and so forth of the Target Company on the Delivery Date of Management Right. The Parties will jointly dispose of the original company seals or hand over to the Registration Authorities, and meanwhile, the Transferee shall arrange for inscription of new seals and replace the Bank Special Chop and Tax Special Chop. Party A should not retain or use any of the seals of the Target Company or blank contracts, or carry out any business activities in the name of the Target Company.

4.4 Transfer of Business License and Government Permits: on the Delivery Date of Management Right in the Target Company, the Parties will verify and hand over the business license, tax registration certificate, entity code certificate and any other licenses or permits (if applicable).

Article 5 Confidentiality

Except for the disclosure required by laws and regulations or the peremptory commands executed by the government, authorities or the court, neither Party will disclose any material or information provided by the counterparty and the Target Company in relevant to the Equity Transfer hereof to any third party. Neither Party will make announcements regarding this Agreement, or the Equity Transfer hereof in the Agreement, or any other relevant issues without the written consent of the counterparty.

            Article 6 Tax Undertaking

Party A is responsible for the taxes incurred in connection with the execution and enforcement of this Agreement by any Parties of this Agreement according to the laws and regulations in the People’s Republic of China. Party B is responsible for the fees arising from any testimony, audit or change of registration relevant to this Equity Transfer.

Article 7 Liabilities for Breach of Agreement

Any violation of this Agreement, failure to perform the obligations in this Agreement, any false, materially omissive and misleading undertakings and warranties, or any violation of undertakings and warranties made by one Party will constitute a breach of this Agreement. With regard to any non-compliance made by one Party to this Agreement, the counterparty is entitled to inform the defaulting party in written notice, requesting for immediate termination of the non-compliance activities and bearing the liabilities for breach of Agreement upon the total loss thus incurred.

If the registration and delivery of the Equity Transfer are overdue due to unilateral violation of this Agreement by Party A, Party A shall pay the liquidated damages to Party B in the amount of 0.05% of the total Transfer Price for every expired day, and also compensate Party B the losses accordingly.

If the registration and delivery of the Equity Transfer are overdue due to unilateral violation of this Agreement by Party B, Party B shall pay the liquidated damages to Party A in the amount of 0.05% of the total Transfer Price for every expired day, and also compensate Party A the losses accordingly.

Article 8 Application of Law and Dispute Settlement

8.1 All the execution, effectiveness, performance, explanation, modification and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

8.2 The parties shall use their best efforts to settle all disputes arising from or in connection with this Agreement through friendly consultations. In the event that no settlement is reached through consultations, such dispute shall be submitted to the China International Economic and Trade Arbitration Commission Shanghai Sub-commission according to its rules then in effect. The arbitral award shall be final and binding upon the Parties.

8.3 During the course of arbitration, in addition to the subject matter of dispute, the Parties shall continue to perform the other rights and obligations under the Agreement.

            Article 9 Force Majeure

Should any of the Parties be prevented from performing part or all of its obligations under this Agreement by force majeure events, such as earthquake, typhoon, war and etc., the prevented Party shall notify the other Party without delay, and within 60 days thereafter provide effective evidence concerning the existence and the duration of such events. Under these circumstances, the prevented Party is accordingly exempted from liabilities for breach of Agreement.

            Article 10 Modification and/or Termination of Agreement

The Parties may modify and/or terminate this Agreement by mutual consent in the form of Modification and/or Termination Agreement signed by both Parties. This Agreement may not be modified and/or terminated by one Party without mutual consent.

             Article 11 Establishment and Effectiveness of Agreement

This Agreement is established once signed and sealed by the Parties and takes effect upon approval by relevant Approval Authorities in compliance with laws. The Parties shall handle the Equity Change Registration in relevant Registration Authorities within 30 days after the Equity Transfer Agreement becomes effective.

            Article 12 Miscellaneous

12.1 This Agreement constitutes the entire agreement between the Parties with respect to the Equity Transfer matter hereof, and supersedes all previous oral or written, expressed or implied negotiation, consultation and agreements, including but not limited to Appendix I—Framework Agreement of Equity Transfer.

12.2 For the matters that are not included in this Agreement, the Parties may sign supplementary agreements. Such supplementary agreements are integral parts of the Agreement and shall have the same legal effect as this Agreement.

12.3 This Agreement shall be executed in four originals. Each Party will hold one original, and the other two are submitted to the Approval Authorities and Registration Authorities. Each of the four originals will be deemed as the same instrument and take same effect.

12.4 Neither Party may assign any of its respective rights or obligations under this Agreement to any third party without the consent of the other Parties.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

(Signature Page)

Transferor:

Party A (Official Seal of the Company):

Authorized Representative (Signature):

signature of WANG Junyong

seal of Atlantic Investment (Group) Limited

Transferee:

Party B:

Authorized Representative (Signature):

signature of YUAN Qihong

April 27, 2012

ATTACHMENT C

PROFORMA FINANCIAL STATEMENTS

SINO-BON Entertainment INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
(Stated In US Dollar)
		ADJUSTMENT	ADJUSTMENT	PROFORMA
	March 31,2012	Remove Historical JDME Amounts(1)	Remove Historical JDET Amounts(2)	December 31,2011
ASSETS
Current Assets
Cash	$3,523,451	$-2,630,292	$-253,524	$639,635
Accounts receivable due from non-related parties	6,132,000	2,417,136	1,078,791	9,627,927
Accounts receivable due from related parties	-	0	-	-
Notes receivable- non related party	191,896	-191,896	-	-
Non trade accounts receivable due from a non-related party	3,389,225	-2,355,699	-440,367	593,160
Non trade accounts receivable due from a related party	-	0	-	-
Prepayment to suppliers	6,216,613	-5,684,498	-	532,115
Inventories	6,378,540	-4,042,867	-1,116,131	1,219,542
Prepaid expenses and other current assets	7,972	0	-2,586	5,386
Total current assets	25,839,697	-12,488,115	-733,817	12,617,765
Property, plant and equipment - net	5,909,439	-4,841,045	-271,595	796,799
Intangible assets	2,251,841	-2,251,841	-	-
Other assets	35,527	-3,433	-28,895	3,199
Long-term investment	-	0	-	-
Total Assets	$34,036,505	$-19,584,434	$-1,034,307	$13,417,763
				-
LIABILITIES AND EQUITY				-
Current Liabilities				-
Short-term debt	$13,100,742	$-9,208,331	$-476,622	$3,415,789
Commercial papers and other short-term notes payable	6,092,894	-5,695,709	-	397,185
Accounts payable due from non-related parties	972,772	-507,481	-366,319	98,971
Accounts payable due to a related party	-	0	-	-
Advances from customers	6,328	-6,328	-	-
Other payables related parties	-	0	-	-
Other payables non related parties	3,333,062	-3,224,025	-8,629	100,408
Income and other taxes payable	883,806	-837,414	-45,849	543
Accrued expenses and other current liabilities	269,739	-184,499	-72,631	12,610
Total current liabilities	24,659,343	-19,663,788	-970,048	4,025,506
Equity				-
Common stock, ($0.001 par value, 100,000 shares authorized and issued and outstanding)	50,000	0	-	50,000
Paid-in-capital	-	0	-	-
Additional Paid-in-capital	2,956,562	5,220,778	1,294,538	9,471,879
Statutory reserve	858,156	-671,600	-186,556	-
Retained earnings	5,233,070	-4,220,070	-1,172,242	-159,242
Accumulated other comprehensive income	329,374	-249,754	-	79,620
Stock Subscription receivable	-50,000	0	-	-50,000
Total Equity	9,377,162	79,354	-64,259	9,392,257
Total Liabilities and Equity	$34,036,504	$-19,584,434	$-1,034,308	$13,417,763

SINO-BON Entertainment INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
(Stated In US Dollar)

		ADJUSTMENT	ADJUSTMENT	PROFORMA
	Three Months Ended March 31,2012	Remove Historical JDME Amounts(1)	Remove Historical JDET Amounts(2)	Three Months Ended March 31,2012
Revenues	$9,531,836	$-8,898,844	$-298,956	$334,036
Cost Of Revenues	7,907,122	-6,756,399	-843,444	307,278
Gross Profit	1,624,714	-2,142,445	544,489	26,758
Operating Expense				-
Selling and marketing	110,760	-103,600	-4,117	3,043
General and administrative	421,742	-273,330	-88,617	59,796
Total operating expenses	532,502	-376,930	-92,734	62,838
Income (loss) from operations:	1,092,212	-1,765,515	637,223	-36,081
Other income (expenses):				-
Other income (expenses)	179,709	-81,755	-33,486	64,469
Interest income	-			-
Interest expense	-260,432	209,095	663	-50,674
Total other expenses, net	-80,722	127,340	-32,823	13,795
Income before provision for income taxes	1,011,490	-1,638,175	604,400	-22,286
Provision for income taxes	219,739	-200,423	-19,316	-
Net income	$791,750	$-1,437,752	$623,716	$-22,286

Other comprehensive income
Foreign currency translation adjustment
Comprehensive income
Net income per share:	$0.0158			$-0.0004
Basic and diluted
Weighted average number of ordinary shares outstanding:
Basic and diluted

Notes:
(1). In accordance with an Equity Transfer Agreement dated April 27, 2012 between Atlantic Investment (Group) Limited ("AIG") and YUAN Qihong, Atlantic Investment (Group) Limited agreed to transfer Jiangsu Danbom Mechanical & Electrical Co., Ltd.("JDME") to YUAN Qihong, its equity ownership interest in JDME for $7,009,517. Effective immediately upon signing the Equity Transfer Agreement, a non-recurring gain of $79,354 from the sale was recognized in the historical consolidated statements of income during the first quarter of 2012.

(2). In accordance with an Equity Transfer Agreement dated April 27, 2012 between Atlantic Investment (Group) Limited ("AIG") and YUAN Qihong, Zhenjiang Ren Xin Management Consulting Co.,Ltd("RXM"). Atlantic Investment (Group) Limited agreed to transfer Jiangsu Danbom Electronic Technology Co., Ltd.("JDET") to YUAN Qihong and RXM, its equity ownership interest in JDET for $1,747,613. Effective immediately upon signing the Equity Transfer Agreement, a non-recurring loss of $64,259 from the sale was recognized in the historical consolidated statements of income during the first quarter of 2012.

Sino-Bon Entertainment, Inc. P.O. Box 031-088, Shennan Zhong Road Shenzhen City, China 518031
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Kamyar Daneshvar
Greenberg Traurig, LLP
1201 K Street
Suite 1100
Sacramento, CA 95814-3938
                USA

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SINO-BON ENTERTAINMENT, INC.

The Board of Directors recommends a vote “for” each proposal.
	For	Against	Abstain
1.	To authorize the Danbom ET Sale Transaction and Approve the Danbom ET Equity Transfer Agreement ☐	☐	☐
2.	To authorize the Danbom M&E Sale Transaction and Approve the Danbom M&E Equity Transfer Agreement ☐	☐	☐
3.	And upon such other matters that may properly come before the special meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR EACH PROPOSAL SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐
Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

NOTE: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Print Name:	Date	Signature (Joint Owners) Print Name:	Date

SPECIAL MEETING OF SHAREHOLDERS OF
SINO-BON ENTERTAINMENT, INC.
June [   ], 2012
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

This Proxy is Solicited on Behalf of the Board of Directors.

SINO-BON ENTERTAINMENT, INC.
SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Sino-Bon Entertainment, Inc., a Nevada corporation, hereby acknowledges receipt of the notice of special meeting of shareholders and proxy statement, each dated May [   ], 2012, and hereby appoints Wang Junyong, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of Sino-Bon Entertainment, Inc. to be held on June [  ], 2012, at 8:00 a.m., local time, at 1201 K Street, Suite 1100, Sacramento, California 95814, and at any postponement, adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

FOR EACH OF THE MATTERS SET FORTH ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED.  PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)